UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 11, 2005
Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)
(608) 364-8800
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
Underwriting Agreement
Opinion of Foley & Lardner LLP

Item 1.01. Entry into a Material Definitive Agreement.
          On August 11, 2005, REGAL-BELOIT Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, General Electric Company (“GE”) and Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, Wachovia Securities, Jefferies & Company, Inc., Barrington Research Associates, Inc. and Morgan Joseph & Co. Inc. (collectively, the “Underwriters”).
          Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 1,330,714 shares of the Company’s common stock, par value $0.01 per share, and accompanying common stock purchase rights (together, the “Common Stock”), at a price per share of $30.150, less an underwriting discount of $1.356 per share. Pursuant to the Underwriting Agreement, GE has also agreed to sell 3,964,390 shares of Common Stock in the Public Offering at the same price per share. The Public Offering is expected to close on August 16, 2005. The Company and GE, on a pro rata basis, have granted to the underwriters a 30-day option to purchase up to 794,265 additional shares of Common Stock at the same price per share solely to cover over-allotments, if any.
          Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, and liabilities arising from breaches of the Company’s representations and warranties contained in the Underwriting Agreement.
          The shares of the Company’s common stock sold pursuant to the Underwriting Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-122823) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
          The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1 and is incorporated herein by reference.
Item 8.01. Other Events.
          The information set forth in Item 1.01 is incorporated herein by reference.
          In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated August 11, 2005, and prospectus, dated April 15, 2005, relating to the Public Offering described above, the Company is filing as exhibits to this Current Report an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of common stock (and accompanying common stock purchase rights) being offered in the Public Offering.

Item 9.01 Financial Statements, Pro-Forma Financial Information and Exhibits
(a)	None.

(b)	None.

(c)	Exhibits. The following exhibits are being filed herewith:
(1)	Underwriting Agreement, dated August 11, 2005, among REGAL-BELOIT Corporation, General Electric Company, Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, Wachovia Securities, Jefferies & Company, Inc., Barrington Research Associates, Inc. and Morgan Joseph & Co. Inc.

(5)	Opinion of Foley & Lardner LLP, dated August 11, 2005.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL-BELOIT CORPORATION
Date: August 11, 2005	By:	/s/ David A. Barta
David A. Barta
Vice President and Chief Financial Officer

REGAL-BELOIT CORPORATION
Exhibit Index to Current Report on Form 8-K
Exhibit
Number
(1)	Underwriting Agreement, dated August 11, 2005, among REGAL-BELOIT Corporation, General Electric Company, Robert W. Baird & Co. Incorporated, Banc of America Securities LLC, Wachovia Securities, Jefferies & Company, Inc., Barrington Research Associates, Inc. and Morgan Joseph & Co. Inc.*

(5)	Opinion of Foley & Lardner LLP, dated August 11, 2005.

(23)	Consent of Foley & Lardner LLP (contained in Exhibit (5) hereto).

*	Schedules and exhibits to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2) (17 C.F.R §229.601(b)(2)). The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.